SUPPLEMENT DATED JULY 8, 2010
TO PROSPECTUS DATED MAY 1, 2003

TRANSAMERICA ELITE®

Issued through
Separate Account VUL-3 of Transamerica Life Insurance Company
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus.

The following sentence is deleted from the first paragraph on page 29 of your prospectus under the heading “Making Premium Payments”:

We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments.

The following sentence is deleted from the third paragraph on page 39 of your prospectus under the heading “Loans - General”:

We will consider any payments you make on the Policy to be premium payments unless the payments are clearly specified as loan repayments.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2003 PRODUCT PROSPECTUS